Equity	12 Months Ended
Jun. 30, 2017
Equity [Abstract]
Equity

Note 14 – Equity

Restricted net assets (liabitilites)

The Company’s ability to pay dividends is primarily dependent on the Company receiving distributions of funds from its subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by Yulong WFOE and the VIEs only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of Yulong WFOE and the VIEs.

Each of Yulong WFOE and the VIEs is required to set aside at least 10% of its after-tax profits each year, if any, to fund certain statutory reserve funds until such reserve funds reach 50% of its registered capital. In addition, Yulong WFOE may allocate a portion of its after-tax profits based on PRC accounting standards to enterprise expansion fund and staff bonus and welfare fund at its discretion. Each of the VIEs may allocate a portion of its after-tax profits based on PRC accounting standards to a discretionary surplus fund at its discretion. The statutory reserve funds and the discretionary funds are not distributable as cash dividends. Remittance of dividends by a wholly foreign-owned company out of China is subject to examination by the banks designated by SAFE.

As of June 30, 2017 and 2016, Yulong WFOE and the VIEs collectively appropriated $3,922,228 and $3,922,228 of retained earnings for their statutory reserves, respectively.

As a result of the foregoing restrictions, Yulong WFOE and the VIEs are restricted in their ability to transfer their net assets to the Company.

Foreign exchange and other regulation in the PRC may further restrict Yulong WFOE and the VIEs from transferring funds to the Company in the form of dividends, loans and advances. As of June 30, 2017 and 2016, amounts restricted are the net assets (liabilities) of Yulong WFOE and the VIEs, which amounted to $(3,014,723) and $3,453,575, respectively.

Initial Public Offering

On July 1, 2015, the Company completed the IPO of 450,000 (pre-reverse split 2,250,000 shares) of its ordinary shares for gross proceeds of $14,062,500 and, less costs of $2,552,343, for net proceeds of $11,510,157.

In connection with the closing of the IPO, the Company:

●	granted a 45-days option to its underwriters to purchase up to 67,500 (pre-reverse split 337,500) shares of ordinary shares, to cover over-allotments, which expired on August 15, 2015 without being exercised;

●	granted warrants to purchase up to 22,500 (pre-reverse split 112,500) shares of ordinary shares in the aggregate, or 5% of the ordinary shares sold in the IPO, to the representative of its underwriters and an independent financial adviser for the IPO (the “warrants”);

●	granted 5,280 (pre-reverse split 26,400) shares of ordinary shares in the aggregate to its CFO (4,000 (pre-reverse split 20,000) shares vested concurrently with the closing of IPO) and two non-executive board members (640 (pre-reverse split 3,200) shares each vesting quarterly from the closing of IPO) at $6.25 per share and valued at $165,000 in total; and

●	converted $9,959,613 in indebtedness to five shareholders, including its founder, into 318,708 (pre-reverse split 1,593,538) shares of ordinary shares.

Stock-based compensation expenses related to the IPO amounted to $0, $165,000 and $0 for the fiscal years ended June 30, 2017, 2016 and 2015.

Warrants

The Company follows the provisions of the accounting standard relating to instruments that are indexed to an entity’s own securities.  This accounting standard specifies that a contract that would otherwise meet the definition of a derivative but is both (a) indexed to the Company’s ordinary shares and (b) classified in stockholders’ equity in the statement of financial position would not be considered a derivative financial instrument. The Company determined its warrants would be recorded as derivative instruments on the issuance dates because the strike price of the warrants is denominated in US dollars, a currency other than the Company’s functional currency RMB. Therefore the warrants are not considered indexed to the Company’s ordinary shares, and as such, all changes in the fair value of these warrants are recognized currently in earnings from the issuances date until such time as the warrants are exercised or expire.

The value of the warrant liabilities was $2,700 at June 30, 2017 and $475,380 at the issuance date on July 1, 2015. The decrease resulted in a $62,905 and $409,775 gain on change in fair value of warrants recorded in the fiscal years ended June 30, 2017 and 2016, respectively.

Because the warrants are not traded on an active securities market, the Company estimates their fair value using the Binomial Option Pricing Model on June 30, 2017, 2016 and on July 1, 2015 as follows:

	June 30, 2017	June 30, 2016	July 1, 2015
Number of shares exercisable	112,500	112,500	112,500
Exercise price	6.25	$6.25	$6.25
Stock price	$0.51	$1.71	$6.00
Expected term (years)	3.00	4.00	5.00
Risk-free interest rate	1.74%	0.89%	1.63%
Expected volatility	76.58%	84.83%	92%

Due to the short trading history of the Company’s ordinary shares, the expected volatility is based primarily on other similar public companies’ historical volatilities, which are traded on United States stock markets. Historical volatility was computed using daily pricing observations for recent periods that correspond to the term of the warrants. The Company believes this method produces an estimate that is representative of the Company’s expectations of future volatility over the expected term of the warrants. The Company currently has no reason to believe future volatility over the expected remaining life of the warrants is likely to differ materially from historical volatility. The expected life is based on the remaining term of the warrants. The risk-free interest rate is based on U.S. Treasury securities according to the remaining term of the warrants.

A summary of changes in warrant activity is presented as follows:

	Fiscal year Ended June 30, 2017	Weighted Average Exercise Price	Average Remaining Contractual Life

Outstanding, beginning balance	-	-	-
Granted	112,500	$6.25	5.00
Forfeited	-	-	-
Exercised	-	-	-
Outstanding, ending balance	112,500	$6.25	3.00

Stock-based compensation – consulting services

On January 19, 2016, the Company’s board of directors approved the following issuances of restricted shares of the Company’s ordinary shares:

●	6,256 shares ( before Reverse Stock Split was 31,279 shares) to a consultant for services pertaining to business growth and strategies for the calendar years ending December 31, 2017 and 2016; and

●	19,194 shares (before Reverse Stock Split was 95,967 shares) to a consultant for services rendered previously and for the fiscal quarter ended March 31, 2016 pertaining to financial reporting and internal control over financial reporting.

The shares were valued at $3.20 per share, based on the average closing price of the ordinary shares for the three months immediately preceding the board’s approval.

On July 6, 2016, the Company entered into a consulting agreement for services in conjunction with the pre-audit and consulting services for the periods ended June 30, 2016, September 30, 2016, December 31, 2016 and March 31, 2017. Total service fee is $150,000 or $37,500 per quarter and will be settled in a form of stock-based payment equivalent to 11,628 shares (pre-reverse split 58,140 shares) of the Company’s ordinary shares. The shares were valued at $2.58 per share based on the average closing price of the ordinary shares on the date the service agreement was entered. The shares were issued on August 15, 2016.

Stock-based compensation expenses for consulting services amounted to $162,363 and $534,237 for the fiscal year ended June 30, 2017 and 2016.